     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JUNE 29, 1999.
                                                     REGISTRATION NO. 333-
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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             ---------------------

                                    FORM S-3

                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                             ---------------------

                         WELLPOINT HEALTH NETWORKS INC.

             (Exact Name of Registrant as Specified in Its Charter)

                DELAWARE                               95-4635504
    (State or Other Jurisdiction of       (IRS Employer Identification Number)
     Incorporation or Organization)

                1 WELLPOINT WAY, THOUSAND OAKS, CALIFORNIA 91362
                                 (805) 557-6300

     (Address including zip code, telephone number, including area code, of
                   Registrant's principal executive offices)

                             THOMAS C. GEISER, ESQ.
            EXECUTIVE VICE PRESIDENT, GENERAL COUNSEL AND SECRETARY
                                1 WELLPOINT WAY
                        THOUSAND OAKS, CALIFORNIA 91362
                                 (805) 557-6110

 (Name, address, including zip code, and Telephone number, including area code, of agent for service)
                             ---------------------

                                   Copies to:

        William L. Hudson, Esq.                     Gary Olson, Esq.
      Gibson, Dunn & Crutcher LLP                   Latham & Watkins
  One Montgomery Street, Telesis Tower     633 West Fifth Street, Suite 4000
    San Francisco, California 94104              Los Angeles, CA 90071
             (415) 393-8231                          (213) 485-1234

                             ---------------------

    APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after the effective date of this Registration Statement.
                             ---------------------

    If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. / /

    If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. / /

    If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. /X/ _____333-80153_____

    If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / / __________________

    If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. / /

                             ---------------------

                        CALCULATION OF REGISTRATION FEE

                                                              PROPOSED MAXIMUM    PROPOSED MAXIMUM
            TITLE OF SHARES                 AMOUNT TO BE      AGGREGATE PRICE    AGGREGATE OFFERING      AMOUNT OF
            TO BE REGISTERED               REGISTERED(1)        PER UNIT(2)            PRICE          REGISTRATION FEE
Common Stock, par value $.01 per
 share..................................      1,150,000            $81.00           $93,150,000           $25,896

(1) Includes 150,000 shares which the underwriters have the option to purchase to cover over-allotments, if any.

(2) Estimated solely for purposes of computing the registration fee.

                             ---------------------

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
                                EXPLANATORY NOTE

    This Registration Statement is being filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933, as amended. The contents of Registration Statement No. 333-80153 filed with the Securities and Exchange Commission on June 7, 1999, as amended, including exhibits thereto, and declared effective by the Commission on June 28, 1999, are hereby incorporated in this Registration Statement by reference.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Thousand Oaks, California, on the 28th day of June, 1999.

                                WELLPOINT HEALTH NETWORKS INC.

                                By:             /s/ THOMAS C. GEISER
                                     -----------------------------------------
                                                  Thomas C. Geiser
                                              EXECUTIVE VICE PRESIDENT

    Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons in the capacities indicated below on the 28th day of June, 1999.

          SIGNATURES                      TITLE
------------------------------  --------------------------

                                Chairman of the Board and
              *                   Chief Executive Officer
------------------------------    (Principal Executive
     Leonard D. Schaeffer         Officer)

                                Executive Vice President
              *                   and Chief Financial
------------------------------    Officer (Principal
        David C. Colby            Financial Officer)

                                Senior Vice President,
              *                   Chief Accounting Officer
------------------------------    and Controller
        Louise McCrary            (Principal Accounting
                                  Officer)

              *
------------------------------  Director
      W. Toliver Besson

              *
------------------------------  Director
        Roger E. Birk

              *
------------------------------  Director
       Sheila P. Burke

              *
------------------------------  Director
     Stephen L. Davenport

          SIGNATURES                      TITLE
------------------------------  --------------------------

              *
------------------------------  Director
        Julie A. Hill

              *
------------------------------  Director
     Elizabeth A. Sanders

*By:    /s/ THOMAS C. GEISER
      -------------------------
          Thomas C. Geiser
          ATTORNEY-IN-FACT

                               INDEX TO EXHIBITS

  EXHIBIT
  NUMBER                                                  EXHIBIT TITLE
-----------  --------------------------------------------------------------------------------------------------------
5.1.......   Opinion of Gibson Dunn & Crutcher LLP.
23.1......   Consent of PricewaterhouseCoopers LLP.
23.2......   Consent of Gibson, Dunn & Crutcher LLP (included in its opinion filed herewith as Exhibit 5.1).
23.3......   Consent of Ernst & Young LLP.
24.1......   Power of Attorney (see signature page of Registration Statement No. 333-80153 filed with the Commission on June 7, 1999, as amended, and incorporated herein by reference).